UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 14, 2003

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                             SIGA Technologies, Inc.
             (Exact name of registrant as specified in its charter)

             Delaware                        0-23047              13-3864870
(State or other jurisdiction of    (Commission file number)   (I.R.S. employer
 incorporation or organization)                              identification no.)

           420 Lexington Avenue
                 Suite 601
            New York, New York                                     10170
 (Address of principal executive offices)                        (Zip code)

       Registrant's telephone number, including area code: (212) 672-9100

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ITEM 5. Other Events.

      On May 15, 2003, SIGA Technologies, Inc., a Delaware corporation ("SIGA"), issued a press release announcing that it had entered into a definitive asset purchase agreement with Plexus Vaccine Inc., a California corporation ("Plexus"), providing for SIGA's purchase of substantially all of Plexus's assets. A copy of the press release issued in connection with the execution of the definitive asset agreement is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits.

Exhibit

99.1  Press Release of SIGA Technologies, Inc. dated May 15, 2003.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      SIGA Technologies, Inc.


                                      By: /s/ Thomas N. Konatich
                                          -------------------------------------
                                      Name:  Thomas N. Konatich
                                      Title: Acting Chief Executive Officer and
                                             Chief Financial Officer

Dated: May 22, 2003